Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER OF IKON OFFICE SOLUTIONS, INC. PURSUANT TO
18 U.S.C. SECTION 1350:
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

                 Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Harry G. Kozee, Vice President - Finance, Principal Executive Officer and Principal Accounting Officer of IOS Capital, LLC (the “Company”), do hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended December 31, 2003 (the “Report”) that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:     February 17, 2004

/s/ HARRY G. KOZEE Harry G. Kozee Vice President - Finance, Principal Executive Offier and Principal Accounting Officer